Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents
Cash and cash equivalents

Note 20 - Cash and cash equivalents

Accounting policies

Cash is measured on initial recognition at fair value and subsequently at amortized cost, usually equal to the nominal value.

DKK thousand	2019	2018
DKK	732,405	343,585
USD	306,748	96,526
EUR	41,907	420,524
Total cash and cash equivalents	1,081,060	860,635